UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: March 1, 2010
EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (713) 420-2600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On March 1, 2010, we are announcing earnings results for the quarter ended December 31, 2009. A copy of our earnings release is attached as Exhibit 99.A. On March 1, 2010, we will make our slide presentation and financial reporting package used for our earnings web cast available on our website at www.elpaso.com. The corresponding exhibit listed under Item 9.01 of this Current Report on Form 8-K is not filed, but is furnished to comply with Item 2.02 of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit
Number	Description

99.A	Press Release dated March 1, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION
By:	/s/ John R. Sult
John R. Sult
Senior Vice President and Chief Financial Officer (Principal Financial Officer)
Dated: March 1, 2010

EXHIBIT INDEX

Exhibit
Number	Description

99.A	Press Release dated March 1, 2010.